UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2009
CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)
Registrant’s telephone number, including area code: (909) 980-4030
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES
Exhibit Index
EX-99.1

Item 2.02 Results of Operations and Financial Condition
     On January 21, 2009, CVB Financial Corp. issued a press release setting forth its fourth quarter ending December 31, 2008 earnings. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 21, 2009, the Compensation Committee of the Board of Directors of CVB Financial Corp. awarded the following discretionary cash bonuses to its executive officers payable in February 2009 in connection with work completed in 2008.

Name of Executive Officer	Amount of 2008 Discretionary Cash Bonus
Christopher D. Myers	$450,000
Edward J. Biebrich, Jr.	$150,000
Jay W. Coleman	$30,000
James F. Dowd	$100,000
Todd E. Hollander	$75,000
Christopher A. Walters	$50,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: January 27, 2009	By:	/s/	Edward J. Biebrich Jr.

Edward J. Biebrich Jr.,
Executive Vice President and Chief
Financial Officer

Exhibit Index

99.1	Press Release, dated January 21, 2009

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